UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)     July 20, 2006
                                                            -------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)



       North Carolina                  0-12781                   56-1001967
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On July 20, 2006, Culp, Inc. (the "Company") and Wachovia Bank, National Association (formerly, Wachovia Bank, N.A.) (referred to herein as "Wachovia") entered into a Ninth Amendment to Amended and Restated Credit Agreement (the "Agreement") to amend and renew the Company's revolving line of credit with Wachovia. The Agreement provides for an unsecured line of credit in the amount of $8,000,000, to be used for working capital, capital expenditures and to support letters of credit, required by the Company for various aspects of its operations ,with letters of credit not to exceed $5,500,000. The line of credit has a term expiring August 31, 2007 and bears interest at LIBOR plus an adjustable margin as defined in the agreement. The fees for this amendment were $10,000. The financial covenants applicable to the Company that have been amended or updated under the Agreement include the following:

     o    minimum   quarterly   EBITDA  targets  (based  upon  the  latest  four
          quarters), with EBITDA being calculated excluding restructuring and related charges and other non-cash charges.

     o    $2,500,000 annual limit on capital expenditures.

     o a liquidity requirement providing that the Company must maintain collected deposit balances with Wachovia of at least $2,000,000.

     A copy of the Ninth Amendment to Amended and Restated Credit Agreement is filed herewith as Exhibit 10.1, and the description provided above is qualified by reference to the complete terms of the Agreement as set forth in Exhibit 10.1.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2006

                                         Culp, Inc.

                                         By:   Kenneth R. Bowling
                                               ---------------------------------
                                               Vice President-Finance, Treasurer